Oppenheimer Variable Account Funds
                         Exhibit 24(b)(16) to Form N-1A
                      Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price


Oppenheimer Bond Fund
  03/24/88               0.2300000         0.0000000               10.310
  06/23/88               0.2200000         0.0000000               10.210
  09/22/88               0.2400000         0.0000000               10.280
  12/22/88               0.2400000         0.0000000               10.150
  03/22/89               0.2400000         0.0000000               10.020
  06/22/89               0.2400000         0.0000000               10.360
  09/21/89               0.2400000         0.0000000               10.340
  12/21/89               0.2400000         0.0000000               10.500
  03/22/90               0.2400000         0.0000000               10.270
  06/21/90               0.2400000         0.0000000               10.300
  09/20/90               0.2400000         0.0000000               10.130
  12/20/90               0.2300000         0.0000000               10.330
  03/21/91               0.2400000         0.0000000               10.430
  06/20/91               0.2400000         0.0000000               10.530
  09/19/91               0.2300000         0.0000000               10.860
  12/19/91               0.2200000         0.0000000               11.050
  03/26/92               0.2400000         0.0000000               10.840
  06/25/92               0.2400000         0.0000000               11.040
  09/25/92               0.2100000         0.0000000               11.180
  12/18/92               0.1700000         0.0000000               10.940
  03/26/93               0.1500000         0.0000000               11.400
  06/25/93               0.1800000         0.0000000               11.550
  09/24/93               0.2100000         0.0000000               11.760
  12/27/93               0.2120000         0.0000000               11.660
  03/25/94               0.0110000         0.0280000               11.460
  06/24/94               0.2000000         0.0000000               11.190
  09/23/94               0.2000000         0.0000000               11.060
  12/16/94               0.2100000         0.0000000               10.940
  03/24/95               0.2100000         0.0000000               11.060
  06/23/95               0.1600000         0.0000000               11.590
  09/22/95               0.1600000         0.0000000               11.530
  12/22/95               0.2000000         0.0000000               11.750
  03/22/96               0.2000000         0.0070000               11.480
  06/21/96               0.1700000         0.0000000               11.290
  09/20/96               0.1800000         0.0000000               11.390
  12/16/96               0.1900000         0.0000000               11.600
  03/31/97               0.1900000         0.0400000               11.400
  06/20/97               0.1800000         0.0000000               11.610
  09/19/97               0.1700000         0.0000000               11.750
  12/19/97               0.1800000         0.0000000               11.920

Oppenheimer Variable Account Funds
Page 2


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price


Oppenheimer High Income Fund
  03/24/88               0.3000000         0.1180000                9.110
  06/23/88               0.2620000         0.0000000                9.280
  09/22/88               0.2500000         0.0000000                9.200
  12/22/88               0.2600000         0.0000000                9.180
  03/22/89               0.2700000         0.0700000                9.110
  06/22/89               0.2700000         0.0000000                9.060
  09/21/89               0.2700000         0.0000000                8.970
  12/21/89               0.2700000         0.0000000                8.560
  03/22/90               0.2700000         0.0000000                8.250
  06/21/90               0.2700000         0.0000000                8.510
  09/20/90               0.2700000         0.0000000                8.290
  12/20/90               0.2700000         0.0000000                7.880
  03/21/91               0.2700000         0.0000000                8.590
  06/20/91               0.2700000         0.0000000                8.880
  09/19/91               0.2700000         0.0000000                9.270
  12/19/91               0.2700000         0.0000000                9.320
  03/26/92               0.4700000         0.0000000                9.640
  06/25/92               0.2700000         0.0000000                9.730
  09/25/92               0.2700000         0.0000000                9.920
  12/18/92               0.2700000         0.0000000                9.690
  03/26/93               0.2700000         0.0000000               10.380
  06/25/93               0.3900000         0.0000000               10.560
  09/24/93               0.2700000         0.0000000               10.660
  12/27/93               0.2600000         0.0000000               11.010
  03/25/94               0.0200000         0.2390000               10.800
  06/24/94               0.2100000         0.0000000               10.430
  09/23/94               0.2100000         0.0000000               10.260
  12/16/94               0.2200000         0.0000000                9.820
  03/24/95               0.2400000         0.0000000                9.930
  06/23/95               0.2400000         0.0000000               10.390
  09/22/95               0.3000000         0.0000000               10.440
  12/22/95               0.3000000         0.0000000               10.560
  03/22/96               0.3000000         0.0000000               10.690
  06/21/96               0.2600000         0.0000000               10.690
  09/20/96               0.2400000         0.0000000               10.800
  12/20/96               0.2500000         0.0000000               11.070
  03/21/97               0.2500000         0.0080000               11.040
  06/20/97               0.2500000         0.0000000               11.140
  09/19/97               0.2100000         0.0000000               11.400
  12/19/97               0.2000000         0.0000000               11.490


Oppenheimer Growth Fund
  06/23/88               0.0000000         0.0450000               13.120
  03/22/89               0.3500000         0.0700000               14.420
  03/22/90               0.6200000         1.9900000               13.120
  03/21/91               0.4900000         0.0000000               12.980
  03/26/92               0.3600000         0.0000000               14.740
  03/26/93               0.1400000         0.3170000               16.530
  03/25/94               0.1540000         0.0380000               17.750
  03/24/95               0.2220000         0.2630000               18.700
  03/22/96               0.2510000         1.6680000               23.280
  03/21/97               0.1450000         1.5230000               26.160

Oppenheimer Variable Account Funds
Page 3


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price


Oppenheimer Capital Appreciation Fund
  06/23/88               0.0000000         0.0100000               16.280
  03/22/89               0.3400000         0.0000000               17.070
  03/22/90               0.5100000         1.3350000               17.120
  06/21/90               0.0200000         0.0700000               17.600
  03/21/91               0.2600000         0.0000000               17.830
  03/26/92               0.1350000         0.5500000               22.750
  03/26/93               0.0550000         1.1020000               24.170
  03/25/94               0.0450000         3.5280000               28.200
  03/24/95               0.0930000         0.0470000               26.670
  03/22/96               0.1100000         2.0670000               34.840
  03/21/97               0.0900000         1.7720000               33.620


Oppenheimer Multiple Strategies Fund
  03/24/88               0.1400000         0.0000000               10.830
  06/23/88               0.1400000         0.0000000               11.320
  09/22/88               0.1900000         0.0000000               11.350
  12/22/88               0.1800000         0.0000000               11.430
  03/22/89               0.1000000         0.3725000               11.750
  06/22/89               0.1800000         0.0000000               12.320
  09/21/89               0.2000000         0.0000000               12.540
  12/21/89               0.2000000         0.0000000               12.200
  03/22/90               0.1000000         0.4600000               11.440
  06/21/90               0.2000000         0.0000000               11.380
  09/20/90               0.2000000         0.0000000               10.980
  12/20/90               0.2000000         0.0000000               10.810
  03/21/91               0.2000000         0.0000000               11.290
  06/20/91               0.2000000         0.0000000               11.200
  09/19/91               0.2000000         0.0000000               11.450
  12/19/91               0.1800000         0.0000000               11.380
  03/26/92               0.1300000         0.0000000               12.080
  06/25/92               0.1300000         0.0000000               11.910
  09/25/92               0.1500000         0.0000000               12.100
  12/18/92               0.1300000         0.0000000               12.420
  03/26/93               0.1000000         0.0000000               12.870
  06/25/93               0.1700000         0.0000000               13.050
  09/24/93               0.1300000         0.0000000               13.470
  12/27/93               0.1470000         0.0000000               13.840
  03/25/94               0.0110000         0.0980000               13.830
  06/24/94               0.2000000         0.0000000               12.990
  09/23/94               0.2000000         0.0000000               13.290
  12/16/94               0.1900000         0.0000000               12.810
  03/24/95               0.1800000         0.3710000               13.090
  06/23/95               0.1600000         0.0000000               13.940
  09/22/95               0.1600000         0.0000000               14.410
  12/22/95               0.1500000         0.0000000               14.480
  03/22/96               0.1500000         0.3450000               14.590
  06/21/96               0.2500000         0.0000000               14.590
  09/20/96               0.1700000         0.0000000               14.970
  12/20/96               0.1700000         0.0000000               15.630
  03/21/97               0.1600000         0.5750000               15.110
  06/20/97               0.1400000         0.0000000               16.240
  09/19/97               0.1600000         0.0000000               17.180
  12/19/97               0.1500000         0.0000000               16.710

Oppenheimer Variable Account Funds
Page 4


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price


Oppenheimer Global Securities Fund
  03/26/92               0.0400000         0.0400000               10.600
  03/25/94               0.0370000         0.2510000               15.680
  03/24/95               0.0000000         0.3980000               13.950
  03/21/97               0.2250000         0.0000000               18.330


Oppenheimer Strategic Bond Fund
  09/24/93               0.0200000         0.0000000                5.030
  12/27/93               0.0720000         0.0000000                5.120
  03/25/94               0.0050000         0.0060000                5.010
  06/24/94               0.1050000         0.0000000                4.850
  09/23/94               0.1100000         0.0000000                4.800
  12/16/94               0.1050000         0.0000000                4.650
  03/24/95               0.1000000         0.0000000                4.560
  06/23/95               0.0900000         0.0000000                4.760
  09/22/95               0.0900000         0.0000000                4.780
  12/22/95               0.0900000         0.0000000                4.870
  03/22/96               0.0900000         0.0000000                4.890
  06/21/96               0.1000000         0.0000000                4.880
  09/20/96               0.1000000         0.0000000                4.960
  12/20/96               0.1000000         0.0000000                5.080
  03/21/97               0.1000000         0.0080000                5.000
  06/20/97               0.1000000         0.0000000                5.090
  09/19/97               0.0900000         0.0000000                5.130
  12/19/97               0.1000000         0.0000000                5.110


Oppenheimer Growth & Income Fund
  12/22/95               0.0150000         0.0000000               12.190
  03/22/96               0.0000000         0.0470000               13.320
  06/21/96               0.0400000         0.0000000               14.660
  09/20/96               0.0500000         0.0000000               15.230
  12/20/96               0.0500000         0.0000000               16.350
  03/21/97               0.0450000         0.7150000               16.290
  06/20/97               0.0400000         0.0000000               17.780
  09/19/97               0.0400000         0.0000000               20.050
  12/19/97               0.0500000         0.0000000               19.690

Oppenheimer Variable Account Funds
Page 5


1. Average Annual Total Returns for the Periods Ended 12/31/97:

   The formula for calculating average annual total return is as follows:

   1/number of years = n       {(ERV/P)^n} - 1 = average annual total return

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000

Examples at NAV:


Oppenheimer Bond Fund

  0ne Year

  {($1,092.55/$1,000)^ 1} - 1  = 9.26%

  Five Year

  {($1,484.88/$1,000)^.2} - 1  = 8.23%

  Ten Year

  {($2,478.96/$1,000)^.1000}-1 = 9.50%


Oppenheimer High Income Fund

  0ne Year

  {($1,122.15/$1,000)^ 1} - 1  = 12.22%

  Five Year

  {($1,904.23/$1,000)^.2} - 1  = 13.75%

  Ten Year

  {($3,813.21/$1,000)^.1000}-1 = 14.32%


Oppenheimer Growth Fund

  0ne Year

  {($1,266.81/$1,000)^ 1} - 1  = 26.68%

  Five Year

  {($2,347.10/$1,000)^.2} - 1  = 18.61%

  Ten Year

  {($4,673.86/$1,000)^.1000}-1 = 16.67%

Oppenheimer Variable Account Funds
Page 6


1. Average Annual Total Returns for the Periods Ended 12/31/96 (Continued):

Examples at NAV:


Oppenheimer Capital Appreciation Fund

  0ne Year

  {($1,116.73/$1,000)^ 1} - 1  = 11.67%

  Five Year

  {($2,093.30/$1,000)^.2} - 1  = 15.92%

  Ten Year

  {($4,498.72/$1,000)^.1000}-1 = 16.23%


Oppenheimer Multiple Strategies Fund

  0ne Year

  {($1,172.21/$1,000)^ 1} - 1  = 17.22%

  Five Year

  {($1,867.97/$1,000)^.2} - 1  = 13.31%

  Ten Year

  {($3,317.31/$1,000)^.1000}-1 = 12.74%


Oppenheimer Global Securities Fund

  0ne Year

  {($1,224.24/$1,000)^ 1} - 1  = 22.42%

  Five Year

  {($2,367.63/$1,000)^.2} - 1  = 18.81%

  Inception

  {($2,282.89/$1,000)^.1401}-1 = 12.26%


Oppenheimer Strategic Bond Fund

  0ne Year

  {($1,087.05/$1,000)^ 1} - 1  = 8.71%

  Inception

  {($1,409.47/$1,000)^.2145}-1 = 7.64%

Oppenheimer Variable Account Funds
Page 7


1. Average Annual Total Returns for the Periods Ended 12/31/97 (Continued):

Examples at NAV:


Oppenheimer Growth & Income Fund

  0ne Year

  {($1,324.78/$1,000)^ 1} - 1  = 32.48%

  Inception

  {($2,198.81/$1,000)^.4018}-1 = 37.24%

Oppenheimer Variable Account Funds
Page 8



2.  Cumulative Total Returns for the Periods Ended 12/31/97:

    The formula for calculating cumulative total return is as follows:

   (ERV - P) / P  =  Cumulative Total Return

Examples at NAV:


Oppenheimer Bond Fund

  One Year

  $1,092.55 - $1,000/$1,000   =   9.26%

  Five Year

  $1,484.88 - $1,000/$1,000   =  48.49%

  Ten Year

  $2,478.96 - $1,000/$1,000   = 147.90%


Oppenheimer High Income Fund

  One Year

  $1,122.15 - $1,000/$1,000   =  12.22%

  Five Year

  $1,904.23 - $1,000/$1,000   =  90.42%

  Ten Year

  $3,813.21 - $1,000/$1,000   = 281.32%


Oppenheimer Growth Fund

  One Year

  $1,266.81 - $1,000/$1,000   =  26.68%

  Five Year

  $2,347.10 - $1,000/$1,000   = 134.71%

  Ten Year

  $4,673.86 - $1,000/$1,000   = 367.39%

Oppenheimer Variable Account Funds
Page 9


2.  Cumulative Total Returns for the Periods Ended 12/31/97 (Continued):

Examples at NAV:


Oppenheimer Capital Appreciation Fund

  One Year

  $1,116.73 - $1,000/$1,000   =  11.67%

  Five Year

  $2,093.30 - $1,000/$1,000   = 109.33%

  Ten Year

  $4,498.72 - $1,000/$1,000   = 349.87%


Oppenheimer Multiple Strategies Fund

  One Year

  $1,172.21 - $1,000/$1,000   =  17.22%

  Five Year

  $1,867.97 - $1,000/$1,000   =  86.80%

  Ten Year

  $3,317.31 - $1,000/$1,000   = 231.73%


Oppenheimer Global Securities Fund

  One Year

  $1,224.24 - $1,000/$1,000   =  22.42%

  Five Year

  $2,367.63 - $1,000/$1,000   = 136.76%

  Ten Year

  $2,282.89 - $1,000/$1,000   = 128.29%


Oppenheimer Strategic Bond Fund

  One Year

  $1,087.05 - $1,000/$1,000   =   8.71%

  Inception

  $1,409.47 - $1,000/$1,000   =  40.95%

Oppenheimer Variable Account Funds
Page 10


2.  Cumulative Total Returns for the Periods Ended 12/31/96 (Continued):

Examples at NAV:


Oppenheimer Income & Growth Fund

  One Year

  $1,324.78 - $1,000/$1,000   =  32.48%

  Inception

  $2,198.81 - $1,000/$1,000   = 119.88%

Oppenheimer Variable Account Funds
Page 11


3. Standardized Yield for the 30-Day Period Ended 12/31/97.

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                               a - b        6
               Yield =  2 { ( ------  +  1 )  -  1 }
                                 cd

   The symbols above represent the following factors:

     a = Dividends and interest earned during the 30-day period.
     b = Expenses accrued for the period (net of any expense
         reimbursements).
     c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends.
     d = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.


Examples at NAV:


Oppenheimer Bond Fund

         $2,871,248.61 - $337,570.05       6
      2{(--------------------------- +  1)  - 1}  = 5.92%
            43,686,729  x  $11.91



Oppenheimer High Income Fund

         $1,867,415.09 - $203,226.36       6
      2{(---------------------------  +  1)  - 1} = 7.38%
            23,857,094  x  $11.52



Oppenheimer Strategic Bond Fund

         $1,538,402.97 - $144,088.80       6
      2{(---------------------------  +  1)  - 1} = 8.44%
            39,391,890  x  $5.12

Oppenheimer Variable Account Funds
Page 12


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 12/31/97:

    The Fund's dividend yields are calculated using the following formula:

                         Dividend Yield   =  ( a x b ) / c

    The symbols above represent the following factors:

   a = The last declared dividend during the period.
   b = Number of quarters in the year.
   c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.


Examples:

Oppenheimer Bond Fund                      Oppenheimer High Income Fund

$0.1800 x 4 / $11.92 = 6.04%               $0.2000 x 4 / $11.49 = 6.96%




Oppenheimer Strategic Bond Fund

$0.1000 x 4 / $5.11  = 7.83%

Oppenheimer Variable Account Funds
Page 13


5.  YIELD AND EFFECTIVE YIELD FOR 7-DAY PERIOD ENDED 12/31/97:

    Calculations of the Fund's "Yield" and "Compounded Effective Yield" set forth in the section entitled "Yield Information" in the Statement of Additional Information were made as follows:

   Oppenheimer Money Fund
                           Date            Daily Accrual Per Share (in $)
                         12/25/97          .0001447
                         12/26/97          .0001435
                         12/27/97          .0001435
                         12/28/97          .0001435
                         12/29/97          .0001419
                         12/30/97          .0001423
                         12/31/97          .0001460
                         --------
                         Seven Day Total:  .0010054


  Current Yield:         $0.0010054/7 x 365       =    5.24%


                                        365/7
  Effective Yield:       ($0.0010054 + 1)      - 1  =  5.38%